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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                          RESTORATION HARDWARE, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                                     68-0140361
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                   Identification Number)


      15 Koch Road, Suite J
    Corte Madera, California                               94925
(Address of principal executive offices)                 (Zip Code)

  If this form relates to the                   If this form relates to the
  registration of a class securities            registration of a class of
  pursuant to Section 12(b) of the              securities pursuant to Section
  Exchange Act and is effective                 12(g) of the Exchange Act and
  pursuant to General Instruction               is effective pursuant to
  A.(c), please check the following             General Instruction A.(d),
  box.                                          please check to following box.
  [_]                                           [X]



SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

   333-51027
---------------
(If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        Title of each class             Name of each exchange on which
        to be so registered             each class is to be registered

          Not Applicable                        Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                 COMMON STOCK
                               (TITLE OF CLASS)
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ITEM 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-51027).

ITEM 2.  Exhibits.
         --------

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

1.1*      Specimen of Common Stock Certificate.

3.1* Form of Amended and Restated Certificate of Incorporation of the Registrant -incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-51027).

3.2* Bylaws - incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-51027).



_________

*  To be filed by amendment.
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    RESTORATION HARDWARE, INC.



Date:  May 14, 1998                 By: /s/ Thomas Low
                                        -------------------------------------
                                        Thomas Low, Chief Financial Officer